EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2011
EARNINGS PER SHARE
EARNINGS PER SHARE

NOTE 16 — EARNINGS PER SHARE

The following table presents the computation of basic and diluted earnings per share for the years ended:

(dollars in thousands except share and per share amounts)	2011	2010	2009
Numerator:
Net income	$5,503	$5,464	$3,307
Denominator:
Denominator for basic earnings per share - Weighted average shares outstanding	586,115	587,178	586,623
Effect of dilutive securities:
Stock options and restricted stock grants	711	1,256	3,690
Denominator for diluted earnings per share - Weighted average shares outstanding	586,826	588,434	590,313
Basic earnings per share	$9.39	$9.31	$5.64
Diluted earnings per share	$9.38	$9.29	$5.60

Potentially dilutive securities that were not included in the computation of diluted EPS because to do so would be anti-dilutive	26,943	22,792	8,323